EXHIBIT 14(B)

[Colonial Flag Logo]

The Colonial
Money Purchase Pension
and Profit Sharing Plan

[Photograph omitted]

Plan Establishment Booklet

Enclosed
Are All the Papers
Needed to Establish Your
Money Purchase Pension and Profit Sharing Plan

Table of Contents
Answers to Your Questions                                                   1
About Your Participation                                                    1
About Contributions You Make                                                1
About Your Distributions                                                    2
About Your Records and Reports                                              2
Fees and Costs of the Plan                                                  2

Adoption Agreement #001
Colonial Profit Sharing Plan                                                3
Steps You Need to Take                                                      3
Pre-checked Adoption Agreement                                              3
About Adoption Agreement  -
Colonial Profit Sharing Plan                                                3
General Reporting, Disclosure, and Fiduciary Information                    3
Sample Profit Sharing Plan Corporate Resolution                             4

Colonial Profit Sharing Plan Adoption Agreement #001                        5
I.        Sponsor Data                                                      5
II.       Employer Data                                                     5
III.      Eligibility                                                       5
IV.       Credited Service                                                  5
V.        Compensation                                                      6
VI.       Contributions                                                     6
VII.      Allocation of Employer Contributions                              6
VIII.     Distributions                                                     6
IX.       Optional Features                                                 6
X.        Vesting                                                           7
XI.       Investment Choices                                                7
XII.      Investment Authority                                              7


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XIII.     Top-Heavy Provisions                                              7
XIV.      Allocation Limitations                                            7
XV.       Administration                                                    7
XVI.      The Trustee                                                       8
XVII.     Employer Signature                                                8

Adoption Agreement #002
Colonial Money Purchase Pension Plan                                        9
Steps You Need to Take                                                      9
Pre-checked Adoption Agreement                                              9
About Adoption Agreement  -
Colonial Money Purchase Pension Plan                                        9
General Reporting, Disclosure, and Fiduciary Information                    9
Sample Money Purchase Pension Plan Corporate Resolution                    10

Colonial Money Purchase Pension Plan
Adoption Agreement #002                                                    11
I.        Sponsor Data                                                     11
II.       Employer Data                                                    11
III.      Eligibility                                                      11
IV.       Credited Service                                                 11
V.        Compensation                                                     12
VI.       Contributions                                                    12
VII.      Distributions                                                    12
VIII.     Optional Features                                                12
IX.       Vesting                                                          13
X.        Investment Choices                                               13
XI.       Investment Authority                                             13
XII.      Top-Heavy Provisions                                             13
XIII.     Allocation Limitations                                           13
XIV.      Administration                                                   13
XV.       The Trustee                                                      14
XVI.      Employer Signature                                               14
Plan Form                                                                  15
Participant Enrollment Form                                                17
Beneficiary Designation Form                                               18
How To Transfer Your Qualified Retirement Plan to Colonial                 19
Asset Transfer Form                                                        20

Answers to Your Questions

About Your Participation
When is the deadline for establishing my Colonial Qualified Plan?
Your Plan must be established before the end of your fiscal tax year in order to receive tax deductions for the year. For sole proprietors and firms operating on a calendar basis, the fiscal year ends December 31.


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May I establish a Colonial Qualified Plan while currently maintaining another
Retirement Plan?

Yes. However, if you are maintaining additional retirement plans at other financial institutions, you should consult your tax adviser to determine if it is necessary to request an IRS Individual Determination Letter. An IRS Individual Determination Letter is not required if you are maintaining both your Money Purchase Pension and Profit Sharing Plans at Colonial.

Which employees are eligible to participate in my Colonial Qualified Plan?

By law, you are required to extend the Plan to each full-time employee (working 1,000 hours or more during a calendar year) who is over the age of 21 and has completed 2 years of full-time service. You may choose to establish lower limitations, such as 1 year of full-time service and 18 years of age. Employers must meet the same eligibility requirements established for employees. Employees of related businesses may also have to be covered by the Plan.

May I maintain a Colonial Qualified Plan and an IRA?

Yes. However, depending on your adjusted gross income and tax filing status, your contributions to an IRA may not be tax-deductible. The earnings, however, will be tax-deferred. For more information, refer to the Colonial IRA brochure.


May I transfer my current retirement plan to Colonial?

Certainly. Simply complete the following documents to amend your existing plan and adopt a Colonial Qualified Plan.

1) The Colonial Money Purchase Pension or Profit Sharing Corporate Resolution

2) The Colonial Money Purchase Pension or Profit Sharing Adoption Agreement

3) Plan Form

4) Participant Enrollment form

5) Beneficiary Designation form completed by each participant

6) Asset Transfer form

About Contributions You Make

What Colonial funds are available for my retirement plan contribution?

You and your employees have a selection of 18 Colonial mutual funds for your retirement plan contributions. You may invest in one or more of the Colonial funds and exchange from fund to fund without tax liability. Your financial adviser will give you the appropriate prospectuses and sales brochures.

When is the deadline for making annual contributions?

The sooner you make your contributions in the new year, the longer your money is working tax-deferred for you and your employees. Contributions must be made by your tax-filing deadline. The tax-filing date for companies operating on a calendar year basis is April 15 for sole proprietors and partnerships, and March 15 for corporations. If you have


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received an extended tax deadline, you may make contributions up to the date of the extended deadline. Employers must make contributions to Money Purchase Pension Plans within eight and one-half months after the close of the plan year to avoid an excise tax.

How much may I contribute for my employees?

How much you may contribute will depend upon the Plan you have selected. The percentage of earnings you contribute for yourself must be the same percentage of earnings you contribute for your employees. If desired, you may establish a plan that is integrated with Social Security.

What method is used to calculate earned income?

For corporations and employees of sole proprietorships, partnerships, and Subchapter S corporations, earned income is simply gross annual salary. Sole proprietors and partners must reduce net profit and calculate their Adjusted Net Business Income (ANBI):

ANBI =   a-b
         ---
         1+c

a = the self-employed owner's net profit from business*

b = 1/2 the amount paid by owner in self-employment taxes for the year (determined on IRS Form 1040 Schedule SE)

c = the contribution percentage under the plan for this year

* Represents the owner's net profits from business after taking the deductions for contributions made to the plan on behalf of the business's common-law employees. Once the ANBI is determined, the owner's personal plan contribution is figured by simply multiplying the ANBI by the contribution percentage for the plan.

About Your Distributions

When can participants begin receiving distributions?

A participant may begin receiving distributions at age 59-1/2 and must start taking distributions by age 70-1/2. Participants may also begin distributions without penalty at retirement, at age 55 or later. In general, a 10% penalty will be imposed by the IRS on distributions taken for events other than the ones listed above.

What happens if a participant leaves the company?

In this case, a distribution is made to the participant. If the participant is 55 or older, the IRS will not penalize the distribution and the distribution will be taxed as ordinary income. If under age 55, the participant may directly roll over the distribution into an IRA, or his or her next employer's retirement plan -- otherwise, the participant is subject to a 10% penalty assessed by the IRS. Any distribution eligible for rollover made payable to the participant would also be subject to 20% withholding.

Upon retirement how may my employees and I receive our distributions?

Participants in either Colonial Qualified Plan may elect installment payments, or a distribution of the balance in their accounts (a "lump-sum" distribution). If the


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participant elects installment payments, the established schedule of installments may change within certain limits. Participants will receive distributions in the form of an annuity, unless they elect installment payments or a lump-sum distribution. Please refer to the plan document for more specific information.

How are distributions taxed?

If you are under age 70-1/2 and elect to receive a lump-sum distribution, all or a portion may be rolled over into an Individual Retirement Account to avoid current taxes. Otherwise, most of your distribution may be rolled over. In addition, as noted above, a 10% penalty will be imposed on distributions before age 59-1/2 or, if you have left the company, age 55. You may also qualify for special income averaging, which may lessen your tax burden on amounts not rolled over. Installment payments are taxed as ordinary income. Any "non-periodic" distribution, including a lump-sum distribution, that is not rolled over will also be subject to 20% withholding.

About Your Records and Reports

What statements will my participants and I receive from Colonial?

You will receive consolidated participant statements and a consolidated fund statement at least quarterly. Following each fund transaction, you will also receive a transaction confirmation report.

Colonial also provides semiannual and annual reports to shareholders containing financial and other information on individual funds.

What records and reports must I give to my participants?

You must distribute a Summary Plan Description to each participant and each of the participant's beneficiary(ies). The Summary Plan Description is a brief explanation of the Plan written in simple language designed to be understood by all employees. Also, if you have participants who have no financial ownership with the business, a Notice to Interested Parties must be distributed. Periodically, you must also give participants statements of their accounts.

What reports must be filed with the IRS?

IRS Form 5500 must be filed by all employers who maintain a qualified retirement plan, including a Colonial Qualified Plan. There are three types of Form 5500 -- the 5500, 5500-C/R, and 5500 EZ. These forms are available at your local IRS office. The form you will need to complete will depend upon such variables as the assets in your Plan and whether your Plan covers non-owner employees. If your company operates on a calendar year, the Form 5500 must be filed by July
31. If the company operates on a fiscal year basis, the filing deadline is the last day of the seventh month after your fiscal year end. Colonial will provide you or your accountant/CPA free software accompanied by a diskette with your plan information which can be used to prepare the appropriate IRS Form 5500 Series.

Colonial automatically files a Form 1099R with the IRS and the participant in the event of a distribution from the Plan.


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Fees and Costs of the Plan

What does it cost to establish and maintain a Colonial Qualified Plan?

Once you have established a Colonial Qualified Plan, there is a $10 annual maintenance charge per participant regardless of the number of Colonial Funds in his/her retirement account. There are no plan set-up fees or plan close-out fees with Colonial Qualified Plans.

Call our Qualified Plans Department for further information at 1-800-225-2365, extension 6660.

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Adoption Agreement
#001
Colonial
Profit Sharing Plan

Steps You Need to Take

The forms in this booklet are the only forms you will need to complete in order to adopt a Colonial Profit Sharing Plan. Employers must:

Step 1: Complete the Sample Corporate Resolution on page 4 and retain for your files.

Step 2: Complete the Profit Sharing Plan Adoption Agreement which begins on page
5. The Colonial Profit Sharing Plan Adoption Agreement is used to adopt the Colonial Profit Sharing Plan or to amend an existing Profit Sharing Plan.

Step 3: Fill out all sections in white.

Step 4: Complete the Plan Form on page 15.

Step 5: Each participant completes the Enrollment Form on page 17. (Photocopy this form for completion by participants.)

Step 6: Each participant completes a Beneficiary Designation Form on page 18. (Photocopy this form for completion by participants.)

Step 7: Complete the Asset Transfer Form on page 20.

Step 8: Photocopy the completed Adoption Agreement, Plan Form, and other forms for your files, and send the originals to: Colonial Investors Service Center, Inc., Attn.: Retirement Plan Services, P.O. Box 1722, Boston, MA 02105 -1722.

Step 9: Complete the Notice to Interested Parties and Summary Plan Description. Distribute per the instructions in the Plan Document and Employee Communications Kit.

Pre-checked Adoption Agreement

To make it easy for you, the employer, the Profit Sharing Plan Adoption Agreement starting on page 5 has been marked to reflect the Profit Sharing Plan provisions most frequently chosen. Solid boxes (n) in shaded sections indicate an election. You are encouraged to review the details with your professional advisers.

The key sections in this Adoption Agreement, which have been pre-checked for you, mean that your plan will operate as follows:

-All employees who are age 21 and who meet a one-year


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service requirement are eligible for contributions.

-An employee who completes 1,000 hours of service is credited with a year of service.

-our employees will enter the plan on the plan establishment date or the date which is six months subsequent to each plan anniversary date, after eligibility requirements have been satisfied.

-No fixed contribution formula. It is at your discretion each year to contribute the amount you determine proper based upon a completed resolution.

-Not integrated with Social Security.

-Normal retirement age of 65.

-No hardship withdrawals or loans are permitted.

-Participants direct all contributions.

-Trustee services provided by The First National Bank of Boston at a fee of $10 per participant per year.

-Employer is the Plan Administrator.

Note: The elections that are pre-checked represent the most common elections made by employers for this type of plan. Some sections have not been completed because they are not required. However, you may make an election in any of these sections by marking an "X" and initialing next to the election.

You may change any of these pre-checked elections by making the appropriate change and placing your initials next to the section being changed.

About Adoption Agreement

Colonial Profit Sharing Plan

This is the Adoption Agreement for defined contribution plan #001 of basic plan document #01, which is a prototype profit sharing plan. This plan is sponsored by Colonial Investment Services, Inc.

Note: Before executing this Adoption Agreement, the employer should consult with a tax adviser or attorney. Failure to properly complete this Adoption Agreement may result in Plan disqualification.

The Employer hereby establishes a profit sharing plan and trust upon the respective terms and conditions contained in the prototype defined contribution plan (the "Plan") and the Trust Agreement annexed hereto and appoints as Trustee of such trust the person(s) who have executed this Adoption Agreement evidencing their acceptance of such appointment. The Plan, the Trust Agreement, and the Custody Agreement, if applicable, shall be supplemented and modified by the terms and conditions contained in this Adoption Agreement and shall be effective on the Effective Date. The Sponsor will inform the Employer of any amendments made to the Plan or the discontinuance or abandonment of the Plan.

Deadline: New Plans must be executed by the last day of the employer's fiscal year.

General Reporting, Disclosure, and Fiduciary Information

Part of the administration of qualified plans includes the filing of various reports with the Internal Revenue Service (IRS), and to the extent applicable, with the Department of Labor (DOL), and the Pension Benefit Guaranty Corporation
(PBGC) (usually for Defined Benefit Plans only).


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An individual having or exercising discretionary authority or control over the plan assets is considered to be a fiduciary and must be bonded by a corporate surety company. This is done to insure against a breach of fiduciary duty or mishandling of funds involving plan assets and/or operations. The amount of the bond must equal 10% of the assets handled and must be no less than $1,000 and no more than $500,000 or as directed by the Department of Labor.

We have provided you with the Notice to Interested Parties and Model Summary Plan Description included in the Money Purchase Pension and Profit Sharing Plan Document and Employee Communications Kit. Please follow the instructions carefully and complete these within the prescribed time frames. You must review these and any other reporting disclosure, and fiduciary responsibilities thoroughly with your plan administrator, pension attorney, and/or tax adviser to insure compliance with current pension law and to maintain your plan's tax qualified status.

[Colonial Flag Logo]

Sample Corporate Resolution Colonial Profit Sharing Plans

The undersigned hereby certifies that he/she is Secretary of ________________________ (the "Corporation"), a corporation organized and existing under the laws of ____________ (State or Commonwealth), and that the following resolutions were duly adopted at a meeting of the Board of Directors of the Corporation, duly called and held on _____________ (date) at which a quorum was present and acted throughout, and that such resolutions have not been amended or rescinded and are in full force and effect.

1. Resolved, that the Corporation hereby adopts the __________________________ (name of Colonial plan) as a ____________________(type of plan -- for example, profit sharing) ("Plan") and agrees to enter into the Trust Agreement with The First National Bank of Boston ("Trustee"), both as presented at this meeting, effective ________________ (date); and it is further

OR

1. Resolved, that the Corporation hereby amends its current _______________________ (name of current plan) by adopting the
________________________ (name of Colonial plan) as a _______________________
(type of plan -- for example, profit sharing) ("Plan") and agrees to enter into the Trust Agreement with The First National Bank of Boston ("Trustee"), both as presented at this meeting, effective _________________ (date); and it is further

2. Resolved, that the appropriate officers of the Corporation are hereby authorized and directed on behalf of the Corporation to execute and deliver an Adoption Agreement adopting the Plan and a Trust Agreement with the Trustee and to do all other things which they may consider necessary or appropriate to establish and maintain the Plan and the Trust Agreement, including, but not limited to, amending the Plan or the Trust Agreement, making contributions from the funds of the Corporation in accordance with the Adoption Agreement for the purposes of the Plan, and giving the Trustee all notices,


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directions, instructions and other communications as appropriate and receiving all notices, reports, accounts and other communications from the Trustee.

3. Resolved, that the following officers of the Corporation are authorized to act severally/jointly (cross out one) on behalf of the Corporation with respect to these matters.

   Name & Title       Signature

   Name & Title       Signature

   Name & Title       Signature

In witness whereof, the undersigned has hereto set his hand and corporate seal of the aforesaid Corporation on this _________ day of ____________________, 19_____.

            Secretary of Corporation Signature

(Corporate seal)

For Employer Use Only

Do not send to The First National Bank of Boston or Colonial Investors Service Center, Inc.

Colonial Profit Sharing Plan
Adoption Agreement #001

I. Sponsor Data
Colonial Investment Services, Inc., One Financial Center,
Boston, MA 02111-2621. Telephone: 800-345-6611

II. Employer Data
Please complete A through G. If applicable, complete H and I.
A.
Name of Employer and Employer Identification Number
B.
Address

City      State   Zip


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C.
Telephone Number

D.
Employer's Taxable Year End

E.
Plan Year End

F. The Employer is :
  [ ] corporate entity         [ ] noncorporate entity
  [ ] corporation electing to be taxed under Subchapter S

The "Effective Date" of this plan is the first day of the calendar year or the fiscal year on which you operate.

G.
Effective Date (should be first day of a Plan Year)

H. If this is an amendment of an existing plan, complete the following:
Effective Date of Amendment (should be first day of a Plan Year)

Name of Prior Plan

Effective Date of Prior Plan

The "Limitation Year" will be December 31st, unless the company is operating on a fiscal year basis. In that case the limitation year ends on the last day of the fiscal year. The limitation year usually corresponds with the Plan Year.

I.
Limitation Year, if different from E, above

III. Eligibility

Your plan has pre-checked one year of service and the attainment of age 21 as its eligibility requirements. If desired, you may choose up to two years of service as an eligibility requirement; however, any time you choose greater than one year, you must provide for 100% immediate vesting in Article X of the Adoption Agreement. A. Employees shall be eligible to participate in the Plan upon completion of the eligibility requirements (complete A and B) (Plan section 3.1):

1. Years of Service. The Employee must complete (check one):

[ ] One Year of Service

____ Months (not more than 12) after date of hire.

____ Years of Service. You can require less than or more than one Year of Service, but not more than two (2). If you select more than one Year of Service, the Employee must be 100% vested once he becomes eligible, and you must select vesting schedule B in section X of this Adoption Agreement. If the Year of Service is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service (section IVA of this Adoption Agreement) to receive credit for such fractional year.

2. Age. The Employees must attain age 21 (not greater than age 21).

B. The following Employees will not be eligible to participate in the Plan (Plan section 3.1):

[ ] Union Employees. Employees included in a unit of employees covered by a collective bargaining agreement between Employer and Employee representatives (as defined in section 3.1(b)(i) of the Plan), if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9 of the regulations.

[ ] Nonresident Aliens. Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States.

For purposes of this section III, the term "Employee" includes all employees of this Employer or any employer aggregated with this Employer under sections 414(b), (c) or (m) or (o) of the Code and individuals who are Leased Employees required to be considered Employees of any such employer under section 414(n) or
(o) of the Code.

IV. Credited Service

A. The Plan provides that a Year of Service requires 1,000 hours during any Plan Year. If a lower number of hours is desired, state the number here: _____ (Plan section 2.42)

B. The Plan permits Hours of Service to be determined by the use of service equivalencies under one of the methods selected below (choose one method)(Plan section 2.19):

1. [ ] On the basis of actual hours for which an Employee is paid or entitled to payment.

2. [ ] On the basis of days worked. An employee will be credited with ten (10) Hours of Service if under section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

3. [ ] On the basis of weeks worked. An Employee will be credited with forty-five (45) Hours of Service if under section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the week.

4. [ ] On the basis of semimonthly payroll periods. An Employee will be credited with ninety-five (95) Hours of Service if under section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the semimonthly payroll period.

-or-

5. [ ] On the basis of months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

C. Service with a predecessor employer (choose 1 or 2) (Plan sections 3.3 and 8.5):

1. [ ] No credit will be given for service with a predecessor employer.

- or -

2. [ ] Credit will be given for service with the following predecessor employer(s):

D. Service before Plan (or predecessor plan) adopted (Plan section 2.42):

1. [ ] Full credit.

2. [ ] No credit.

Note: The Plan provides that if this is a continuation of a predecessor plan, service under the predecessor plan must be counted.

V.  Compensation

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A. Compensation (choose 1 or 2 ) (Plan section 2.7):

1. [ ] Shall include

-or-

2. [ ] Shall not include

Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code.

B. The effective date of the election in A. above shall be ______ (but not earlier than the first day of the first Plan Year beginning after 1986).

VI. Contributions

Please complete if you wish to contribute a stated % of each participant's compensation, in years when no employer resolution is adopted. Otherwise, leave blank.

A. Profit sharing plan formulas (choose 1 or 2) (Plan section 4.1(b)):

1. [ ] Discretionary pursuant to Employer resolution. If no resolution is adopted, then_____% of Participants' compensation.

-or-

2. [ ] ___% of Participants' Compensation, plus discretionary amount, if any, by Employer resolution.

Note: Each of these formulas is subject to maximum limitations on contributions as provided in the Plan and the Internal Revenue Code. In no event may the Employer Contribution exceed 15% of the aggregated compensation of all Participants for the year, plus up to 10% credit carryover in certain circumstances. Additional limitations are included in the Plan where the Employer also has another qualified retirement plan. An individual Participant's limit on contributions and forfeitures, per year is generally the lesser of 25% of compensation or $30,000.

VII. Allocation of Employer Contributions

Your plan may provide for employer contributions based upon amounts of compensation below and above the Social Security Taxable Wage Base (TWB). For 1995, the TWB is $61,200 and is adjusted annually. Employers considering integration of their plan should consult with a tax adviser. If adopting a Money Purchase and a Profit Sharing Plan, only one plan can be integrated with Social Security.

A. Formula (choose 1 or 2) (Plan section 5.3(a)).

Note: If you provide for hardship withdrawals you must use Formula 1.

1. [ ] Nonintegrated Plan - Employer contributions shall be allocated to the accounts of all eligible Participants prorated upon Covered Compensation.

-or-

2. [ ] Integrated Plan - Employer contributions and forfeitures shall be integrated with Social Security and allocated in accordance with the provisions of Plan section 5.3(a). The Plan's Integration Level shall be (choose (a), (b), or (c)):

(a) Taxable Wage Base. The contribution and benefit base under section 230 of the Social Security Act at the beginning of the Plan Year.

-or-

(b) $_____ (a dollar amount not to exceed the Taxable Wage Base).

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-or-

(c) _____% of the Taxable Wage Base (not to exceed 100%).

Note: If you maintain any other plan in addition to this Plan, only one plan may be integrated with Social Security.

B. Contribution Eligibility (Plan section 4.1(c)):

The Plan provides that all Participants will share in Employer Contributions for the Plan Year, except the following (if elected):

[ ] Participants who terminate employment during the Plan Year with not more than 500 Hours of Service and who are not Employees as of the last day of the Plan Year (other than Participants who die, retire, or become Totally and Permanently Disabled). If a smaller number of hours than 500 is desired, state the number here: ______

VIII. Distributions

A. Normal Retirement Age is (choose 1 or 2) (Plan section 2.26):

1. [ ] The date a Participant reaches age 65 (not more than 65 or less than 55). If no age is indicated, normal retirement age shall be 65.

-or-

2. [ ] The later of age _____ (not more than 65) or the____ (not more than 5th) anniversary of the day the Participant commenced participation in the Plan. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

B. Early Retirement (choose 1 or 2 )(Plan section 2.10)

1. [ ] Early Retirement Date is the first day of the month coincident with or next following the date upon which a Partici-pant reaches age _____ (not less than 55) and completes ______ years of service (not more than 15).

-or-

2. [ ] Early Retirement will not be permitted under the Plan.

IX. Optional Features

The plan allows you the flexibility of permitting hardship withdrawals and loan provisions. The plan also permits participants to designate a portion of their account to purchase life insurance contracts on themselves. Note: If plan loans are permitted, a trustee in addition to The First National Bank of Boston must be appointed in section XVIB. The Plan may not provide hardship withdrawals if integration with Social Security is elected in section VIIA 2.

A. Hardship withdrawals (choose 1 or 2) (Plan section 12.2):

1. [ ] The Plan permits hardship withdrawals.

-or-

2. [ ] The Plan does not permit hardship withdrawals.

Note: The Plan may not provide hardship withdrawals if integration with Social Security is elected in section VIIA 2.

B. Loans (choose 1 or 2) (Plan ARTICLE 13):

1. [ ] The Plan permits loans to Participants.

-or-

2. [ ] The Plan does not permit loans to Participants.

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Note: The Plan may not permit loans to Owner-Employees of noncorporate entities or to Shareholder-Employees of Subchapter S corporations. If Plan loans are permitted, a Trustee in addition to The First National Bank of Boston must be appointed in section XVIB.

C. Insurance (choose 1 or 2) (Plan ARTICLE 14):

1. [ ] The Plan permits Participants to designate a portion of their Account to purchase life insurance contracts.

Note: If life insurance is permitted, a trustee in addition to The First National Bank of Boston must be appointed in section XVIB. The percentage of the Employer Contributions which may be applied to purchase life insurance contracts shall be equal to____%.

-or-

2. [ ] The Plan does not permit Participants to designate a portion of their Account to purchase life insurance contracts. Note: Section 14.5 of the Plan provides certain limits on the amount of Employer Contributions that can be applied to purchase life insurance contracts.

X. Vesting

An employer may select any of the schedules outlined in this section. Choose the vesting schedule you desire. Employee contributions are not subject to a vesting schedule and are 100% non-forfeitable when made -- Employer Contributions and Matching Contributions will become vested if the Participant terminates employment for any reasons other than retirement, death, or disability pursuant to the following schedule (choose A,B,C, or D) (Plan section 8.3):

A. [ ]    Years of Service           Vested Percentage
         1 year                       0%
         2 years                     20%
         3 years                     40%
         4 years                     60%
         5 years                     80%
         6 or more years            100%

B. [ ] 100% vesting immediately after satisfaction of the eligibility requirements.

Note: If a service requirement greater than one year was chosen for eligibility in Article IIIA1 of this Adoption Agreement, vesting schedule B must be chosen.

C. [ ] 100% vesting after three Years of Service.

D. [ ]    Years of Service           Vested Percentage
         1 year                     ____%
         2 years                    ____%(not less than 20)
         3 years                    ____%(not less than 40)
         4 years                    ____%(not less than 60)
         5 years                    ____%(not less than 80)
         6 years                    ____%(not less than 100)

XI. Investment Choices

The plan permits either 100% of the Plan's assets to be selected from shares of Colonial Mutual Funds, or at least 50% to be selected from shares of Colonial Mutual Funds, with the remainder being in such investments as may be acceptable within the discretion of the Trustee. If you desire to invest plan assets only in Colonial Mutual Funds, check "A." If you select "B," other investments not offered by Colonial, at least 50% of plan assets must be invested in Colonial Mutual Funds. The Trustee designated in section XVIB, will be the trustee for any non-Colonial assets.

A. [ ] Investment of Trust assets may be selected only from shares or other investments offered by the Sponsor.

B. [ ] 50% of the Trust assets must be invested in Shares or other investments offered by the Sponsor with the remainder in such other investments as may be acceptable within the discretion of the Trustee.

Note: If "B" above is selected, a Trustee in addition to The First National Bank of Boston must be appointed in section XVIB. The Sponsor may impose additional limitations relating to the type of permissible investments in the Trust (Plan section 7.3).

XII. Investment Authority

Contributions to the Plan shall be invested by the Trustee in accordance with instructions of the Employer or Plan Administrator except that (choose A or B) (Plan section 7.2):

A. [ ] No exceptions; the Employer or Plan Administrator shall make all investment selections.

-or-

B. [ ] Each Participant may,   [ ] shall direct that:

1. [ ] Amounts voluntarily contributed by such Participant pursuant to section
4.3 of the Plan, rollover contributions pursuant to section 4.4 of the Plan and direct transfers pursuant to section 4.5 of the Plan, if any,

-and/or-

2. [ ] Employer Contributions on the Participant's behalf shall be invested in specified investments offered by the Sponsor. Participants may make or change such directions by giving written notice to the Plan Administrator. Reasonable restrictions may be imposed on this privilege by the Plan Administrator or the Sponsor for purposes of administrative convenience.

XIII. Top-Heavy Provisions

Participants who are eligible to receive the minimum allocation provided by section 5.2 of the Plan shall receive a minimum allocation of contributions and forfeitures under this Plan equal to three percent (3%) of Compensation, or if lesser, the largest percentage of Compensation allocated on behalf of any Key Employee for the Plan Year. Note: If the Participant also participates in paired defined contribution plan #002 (the money purchase pension plan), the required minimum allocation must be made under paired defined contribution plan #002 (the money purchase pension plan).

XIV. Allocation Limitations

Complete this section only if you maintain or ever maintained another qualified plan (other than paired plan #002) in which any participant in this plan is (or was) a participant or could become a participant. This section must also be completed if the Employer maintains a welfare benefit fund, as defined in section 419(e) of the Code, or an individual medical account, as defined in section 415(l)(2) of the Code, under which amounts are treated as annual additions with respect to any participant in this plan. A. If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than the master or prototype plan (choose 1 or 2) (Plan section 6.3):

1. [ ] The provisions of section 6.2 will apply as if the other plan were a master or prototype plan.

-or-

2. [ ] (On an attachment, provide the method under which plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion.)

B. If the Participant is or has ever been a participant in a defined benefit plan maintained by the Employer, attach an explanation of the method under which the plan involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

XV. Administration

The Plan Administrator will automatically be the Employer, unless otherwise indicated in this section. Also list all named fiduciaries in this section. A. The Plan Administrator of the Plan will be (choose 1, 2, or 3) (Plan sections
2.30 and 15.4):

1. [ ] The Employer

-or-

2. [ ] An individual Plan Administrator designated by the Employer

Name

Address

City      State     Zip

-or-

3. [ ] A committee of two or more Employees designated by the Employer:

Name & Title

Signature

Name & Title

Signature

Name & Title

Signature

Note: If no Plan Administrator has been designated or is serving at any time, the Employer will be deemed the Plan Administrator (Plan section 15.4). B. The Plan Administrator (including all members of a committee, if a committee is named) is a Named Fiduciary for the Plan. If other persons are also to be Named Fiduciaries, their names and addresses are:

Name

Address

City      State   Zip

Name

Address

City State Zip

C. The Named Fiduciaries have all of the powers set forth in the Plan. If any powers or duties are to be allocated among them, or delegated to third parties, indicate below what the powers or duties are and to whom they are to be delegated (Plan section 15.3):

XVI. The Trustee

The First National Bank of Boston has been appointed as Trustee for all Colonial Mutual Funds held in Trust under this Plan.

A. The Employer hereby appoints the Sponsor's designated Trustee to serve as
Trustee: The First National Bank of Boston , 100 Federal Street, Boston, MA 02110. This plan shall be deemed to have been accepted by the Trustee, The First National Bank of Boston, upon receipt by its Agent, Colonial Investors Service Center, Inc., of all necessary documents and forms, properly completed.

Note: If you select optional features which permit loans or the purchase of life insurance (Article IX) or if your choice of investments includes investments other than those offered by the Sponsor (Article XI), then, in addition to the Trustee appointed in A above, you must appoint another Trustee in Section XVIB. The First National Bank of Boston will only serve as Trustee for Colonial Funds.

B. The Employer hereby appoints the following to serve as Trustee (Plan section 2.39):

Name

Address

City      State   Zip

Dated

X

Signature of Trustee

XVII. Employer Signature

Read the employer acknowledgment and execute this section. Employer must execute and date the Adoption Agreement. If the employer is a corporation, the individual must be a corporate officer who is duly authorized, pursuant to a corporate resolution, to act on behalf of the corporation. Any affiliated employers also should execute the Adoption Agreement.

The Employer acknowledges receipt of the current prospectus of the investment companies designated by the Employer for its initial investments under the Plan and represents that it has delivered a copy thereof to each Participant in the Plan, and that it will deliver to each Participant making contributions and each new Participant, a copy of the then current prospectus of such investment companies. The Employer further represents that the information in this Adoption Agreement shall become effective only when approved and countersigned by the Trustee. The right to reject the Adoption Agreement for any reason is reserved.

This Adoption Agreement must be used only in conjunction with basic plan document #01.

Note: An Employer who has ever maintained or who later adopts any plan (including, after December 31, 1985, a welfare benefit fund, as defined in section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in section 419A(d)(3) of the Code, or an individual medical account, as defined in section 415(l)(2) of the Code), in addition to this Plan, may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that the plans are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

The Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Code unless the terms of the Plan, as herein adopted or amended, that pertain to the requirements of sections 401(a)(4), 401(a)(17), 401(1), 401(a)(5), 410(b) and 414(s) of the Code, as amended by the Tax Reform Act of 1986 or later laws, (a) are made effective retroactively to the first day of the first Plan Year beginning after December 31, 1988 (or such other date on which these requirements first become effective with respect to this Plan); or
(b) are made effective no later than the first day on which the Employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the Plan constitute such an interpretation. This Adoption Agreement consists of 4 pages.

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed by its authorized officers this _______ day of -------------------.

Name of Employer

By: X

Name & Title

Date

[Colonial Flag Logo]

Adoption Agreement #002

Colonial Money Purchase Pension Plan

Steps You Need to Take

The forms in this booklet are the only forms you will need to complete in order to adopt a Colonial Money Purchase Pension Plan. Employers must:

Step 1: Complete the Sample Corporate Resolution on page 10 and retain for your files.

Step 2: Complete the Money Purchase Pension Plan Adoption Agreement which begins on page 11. The Colonial Money Purchase Pension Plan Adoption Agreement is used to adopt the Colonial Money Purchase Pension Plan or to amend an existing Money Purchase Pension Plan.

Step 3: Fill out all sections in white.

Step 4: Complete the Plan Form on page 15.

Step 5: Each participant completes the Enrollment Form on page 17. (Photocopy this form for completion by each participant.)

Step 6: Each participant completes a Beneficiary Designation Form on page 18. (Photocopy this form for completion by each participant.)

Step 7: Complete the Asset Transfer Form on page 20.

Step 8: Photocopy the completed Adoption Agreement, Plan Form, and other forms for your files, and send the originals to: Colonial Investors Service Center, Inc., Attn.: Retirement Plan Services, P.O. Box 1722, Boston, MA 02105 -1722.

Step 9: Complete the Notice to Interested Parties and Summary Plan Description. Distribute per the instructions in the Plan Document and Employee Communications Kit.

Pre-checked Adoption Agreement

To make it easy for you, the employer, the Money Purchase Pension Plan Adoption Agreement starting on page 11 has been marked to reflect the Money Purchase Pension plan provisions most frequently chosen. Solid boxes ([ ]) in shaded sections indicate an election. You are encouraged to review the details with your professional advisers. The key sections in this Adoption Agreement, which have been pre-checked for you, mean that your plan will operate as follows:

[ ] All employees who are age 21 and who meet a one-year service requirement are eligible for contributions.

[ ] An employee who completes 1,000 hours of service is credited with a year of service.

[ ] Your employees will enter the plan on the plan anniversary date or the date which is six months subsequent to each plan anniversary date, after eligibility requirements have been satisfied.

[ ] Not integrated with Social Security.

[ ] Normal retirement age of 65.

[ ] No hardship withdrawals or loans are permitted.

[ ] Participants direct all contributions.

[ ] Trustee services provided by The First National Bank of Boston at a fee of $10 per participant per year.

[ ] Employer is the Plan Administrator.

Note: The elections that are pre-checked represent the most common elections made by employers for this type of plan.

Some sections have not been completed because they are not required. However, you may make an election in any of these sections by marking an "X" and initialing next to the election.

You may change any of these pre-checked elections by making the appropriate change and placing your initials next to the section being changed.

About Adoption Agreement

Colonial Money Purchase Pension

This is the Adoption Agreement for defined contribution plan #002 of basic plan document #01, which is a prototype money purchase pension plan. This plan is sponsored by Colonial Investment Services, Inc.

Note: Before executing this Adoption Agreement, the employer should consult with a tax adviser or attorney. Failure to properly complete this Adoption Agreement may result in Plan disqualification.

The Employer hereby establishes a money purchase pension plan and trust upon the respective terms and conditions contained in the prototype defined contribution plan (the "Plan") and the Trust Agreement annexed hereto and appoints as Trustee of such trust the person(s) who have executed this Adoption Agreement evidencing their acceptance of such appointment. The Plan, the Trust Agreement, and the Custody Agreement, if applicable, shall be supplemented and modified by the terms and conditions contained in this Adoption Agreement and shall be effective on the Effective Date. The Sponsor will inform the Employer of any amendments made to the Plan or the discontinuance or abandonment of the Plan.

Deadline: New Plans must be executed by the last day of the employer's fiscal year.

General Reporting, Disclosure, and Fiduciary Information

Part of the administration of qualified plans includes the filing of various reports with the Internal Revenue Service (IRS), and to the extent applicable, with the Department of Labor (DOL), and the Pension Benefit Guaranty Corporation
(PBGC) (usually for Defined Benefit Plans only).

An individual having or exercising discretionary authority or control over the plan assets is considered to be a fiduciary and must be bonded by a corporate surety company. This is done to insure against a breach of fiduciary duty or mishandling of funds involving plan assets and/or operations. The amount of the bond must equal 10% of the assets handled and must be no less than $1,000 and no more than $500,000 or as directed by the Department of Labor.

We have provided you with the Notice to Interested Parties and Model Summary Plan Description included in the Money Purchase Pension and Profit Sharing Plan Document and Employee Communications Kit. Please follow the instructions carefully and complete these within the prescribed time frames. You must review these and any other reporting disclosure, and fiduciary responsibilities thoroughly with your plan administrator, pension attorney, and/or tax adviser to insure compliance with current pension law and to maintain your plan's tax qualified status.

[Colonial Flag Logo]

Sample Corporate Resolution
Colonial Money
Purchase Pension Plans

The undersigned hereby certifies that he/she is Secretary of ________________________ (the "Corporation"), a corporation organized and existing under the laws of ____________ (State or Commonwealth), and that the following resolutions were duly adopted at a meeting of the Board of Directors of the Corporation, duly called and held on _____________ (date) at which a quorum was present and acted throughout, and that such resolutions have not been amended or rescinded and are in full force and effect.

1. Resolved, that the Corporation hereby adopts the __________________________ (name of Colonial plan) as a ____________________(type of plan -- for example, money purchase pension) ("Plan") and agrees to enter into the Trust Agreement with The First National Bank of Boston ("Trustee"), both as presented at this meeting, effective ________________ (date); and it is further

OR

1. Resolved, that the Corporation hereby amends its current
_______________________ (name of current plan) by adopting the
________________________ (name of Colonial plan) as a _______________________
(type of plan -- for example, money purchase pension) ("Plan") and agrees to enter into the Trust Agreement with The First National Bank of Boston ("Trustee"), both as presented at this meeting, effective _________________
(date); and it is further

2. Resolved, that the appropriate officers of the Corporation are hereby authorized and directed on behalf of the Corporation to execute and deliver an Adoption Agreement adopting the Plan and a Trust Agreement with the Trustee and to do all other things which they may consider necessary or appropriate to establish and maintain the Plan and the Trust Agreement, including, but not limited to, amending the Plan or the Trust Agreement, making contributions from the funds of the Corporation in accordance with the Adoption Agreement for the purposes of the Plan, and giving the Trustee all notices, directions, instructions and other communications as appropriate and receiving all notices, reports, accounts and other communications from the Trustee.

3. Resolved, that the following officers of the Corporation are authorized to act severally/jointly (cross out one) on behalf of the Corporation with respect to these matters.

  Name & Title       Signature

  Name & Title       Signature

  Name & Title       Signature

In witness whereof, the undersigned has hereto set his hand and corporate seal of the aforesaid Corporation on this _________ day of ____________________, 19_____.


            Secretary of Corporation Signature

(Corporate seal)

For Employer Use Only

Do not send to The First National Bank of Boston or Colonial Investors Service Center, Inc.

Colonial Money Purchase Pension Plan

Adoption Agreement #002

I. Sponsor Data

Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111-2621.
Telephone: 800-345-6611

II. Employer Data

Please complete A through G. If applicable, complete H and I.

A.
Name of Employer and Employer Identification Number

B.
Address

City      State   Zip

C.
Telephone Number

D.
Employer's Taxable Year End

E.
Plan Year End

F. The Employer is :

 A corporate entity         A noncorporate entity

 A corporation electing to be taxed  under Subchapter S
The "Effective Date" of this plan is the first day of the calendar year or the fiscal year on which you operate.

G.
Effective Date (should be first day of a Plan Year)

H. If this is an amendment of an existing plan, complete the following:

Effective Date of Amendment (should be first day of a Plan Year)

Name of Prior Plan

Effective Date of Prior Plan

The "Limitation Year" will be December 31st, unless the company is operating on a fiscal year basis. In that case the limitation year ends on the last day of the fiscal year. The limitation year usually corresponds with the Plan Year.

I.
Limitation Year, if different from E, above

III. Eligibility

Your plan has pre-checked one year of service and the attainment of age 21 as its eligibility requirements. If desired, you may choose up to 2 years service as an eligibility requirement; however, any time you choose greater than one year, you must provide 100% immediate vesting in Article IX of the Adoption Agreement.

A. Employees shall be eligible to participate in the Plan upon completion of the eligibility requirements (complete 1 and 2) (Plan section 3.1):

1. Years of Service. The Employee must complete (check one):

[ ] One Year of Service.

____ Months (not more than 12) after date of hire.

____ Years of Service. You can require less than or more than one Year of Service, but not more than two (2). If you select more than one Year of Service, the Employee must be 100% vested once he becomes eligible, and you must select vesting schedule B in section IX of this Adoption Agreement. If the Year of Service is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service (section IVA of this Adoption Agreement) to receive credit for such fractional year.

2. Age. The Employee must attain age 21 (not greater than age 21).

B. The following Employees will not be eligible to participate in the Plan (Plan section 3.1):

[ ] Union Employees. Employees included in a unit of employees covered by a collective bargaining agreement between the Employer and Employee representatives (as defined in section 3.1(b)(i) of the Plan), if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9 of the regulations.

[ ] Nonresident Aliens. Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States.

For purposes of this section III, the term "Employee" includes all employees of this Employer or any employer aggregated with this Employer under sections 414(b), (c), (m), or (o) of the Code and individuals who are Leased Employees required to be considered Employees of any such employer under section 414(n) or
(o) of the Code.

IV. Credited Service

A. The Plan provides that a Year of Service requires at least 1,000 hours during any Plan Year. If a lower number of hours is desired, state the number here:
______ (Plan section 2.42).

B. The Plan permits Hours of Service to be determined by the use of service equivalencies under one of the methods selected below (choose one method) (Plan section 2.19):

1. [ ] On the basis of actual hours for which an Employee is paid or entitled to payment.

2. [ ] On the basis of days worked. An Employee will be credited with ten (10) Hours of Service if under section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

3. [ ] On the basis of weeks worked. An Employee will be credited with forty-five (45) Hours of Service if under section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the week.

4. [ ] On the basis of semimonthly payroll periods. An Employee will be credited with ninety-five (95) Hours of Service if under section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the semimonthly payroll period.

- or -

5. [ ] On the basis of months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

C. Service with a predecessor employer (choose 1 or 2) (Plan sections 3.3 and 8.5):

1. [ ] No credit will be given for service with a predecessor employer.

- or -

2. [ ] Credit will be given for service with the following predecessor employer(s):

Note: The Plan provides that if this is a continuation of a predecessor plan, service under the predecessor plan must be counted.

D. Service before Plan (or predecessor plan) adopted (Plan section 2.42):

1. [ ] Full Credit

2. [ ] No Credit

V. Compensation

A. Compensation (choose 1 or 2)(Plan section 2.7):

1. [ ] Shall include

- or -

2. [ ] Shall not include

Employer Contributions made pursuant to a salary reduction agreement which are not includable in the gross income of the Employee under sections 125, 402(e)(3), 402(h)(1)(B), or 403(b) of the Code.

B. The effective date of the selection in A above shall be _________ (but not earlier than the first day of the first Plan Year beginning after 1986).

VI. Contributions

Your plan may provide for the same contribution % of compensation for each participant, up to 25%. This is a plan that is not integrated with Social Security. If desired, however, you may select an integrated plan formula which is designed to provide contributions based upon amounts of compensation below and above the Social Security Taxable Wage Base (TWB).

Employers considering integration of their plans should consult with a tax adviser. If adopting both Money Purchase and a Profit Sharing Plan, only one plan can be integrated with Social Security.

Your plan has been pre-checked as a non-integrated plan. Indicate the % of contribution for each participant you desire to contribute (maximum 25%).

A. Formulas (choose 1 or 2) (Plan section 4.1(a)):

1. [ ] Plan not integrated with Social Security.

The Employer will contribute _______% of Covered Compensation for each Participant (not less than 3% if the profit sharing Adoption Agreement is also adopted and, in any event, not more than 25%).

2. [ ] Integrated Plan -- The Employer will contribute an amount equal to _______% (base contribution percentage, not less than 3%) of each Participant's Covered Compensation (as defined in section 2.7 of the Plan) for the Plan Year, up to the Integration Level plus _______% (not less than 3% and not to exceed the base contribution percentage by more than the lesser of: (1) the base contribution percentage, or (2) the Maximum Disparity Rate of such Participant's Covered Compensation in excess of the Integration Level).

a. [ ] Taxable Wage Base. The contribution and benefit base under section 230 of the Social Security Act at the beginning of the Plan Year.

- or -

b. [ ] $_________ (a dollar amount not to exceed the Taxable Wage Base).

- or -

c. [ ] ________% of the Taxable Wage Base (not to exceed 100%).

Note: If you maintain any other plan in addition to this Plan, only one plan may be integrated with Social Security.

B. Forfeitures for a given Plan Year (choose 1 or 2) (Plan section 5.3(a)):

1. [ ] Shall be applied to reduce the Employer Contribution in that year, or if in excess of the Employer Contribution for such Plan Year, the excess amounts shall be used to reduce the Employer Contribution in the next succeeding Plan Year or Years.

- or -

2. [ ] Shall be added to the Employer Contribution and allocated accordingly.

C. Contribution Eligibility (Plan section 4.1(c)):

The Plan provides that all Participants will share in Employer Contributions for the Plan Year, except the following (if elected):

[ ] Participants who terminate employment during the Plan Year with not more than 500 Hours of Service and who are not Employees as of the last day of the Plan Year (other than Participants who die, retire or become Totally and Permanently Disabled). If a fewer number of hours than 500 is desired, state the number here: ________.

VII. Distributions

A. Normal Retirement Age is (choose 1 or 2) (Plan section 2.26):

1. [ ] The date a Participant reaches age 65 (not more than 65 or less than 55). If no age is indicated, normal retirement age shall be 65.

- or -

2. [ ] The later of age ____ (not more than 65) or the ____ (not more than 5th) anniversary of the day the Participant commenced participation in the Plan. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

B. Early Retirement (choose 1 or 2) (Plan section 2.10):

1. [ ] Early Retirement Date is the first day of the month coincident with or next following the date upon which a Participant reaches age _______ (not less than 55) and completes __________ years of service (not more than 15).

- or -

2. [ ] Early Retirement will not be permitted under the Plan.

VIII. Optional Features

The Plan allows you the flexibility of choosing loan provisions. The plan also permits participants to designate a portion of their account to purchase life insurance contracts. Note: If plan loans are permitted, a trustee in addition to The First National Bank of Boston must be appointed in section XVB.

A. Loans (choose 1 or 2) (Plan ARTICLE 13):

1. [ ] The Plan permits loans to Participants.

- or -

2. [ ] The Plan does not permit loans to Participants.

Note: The Plan may not permit loans to Owner-Employees of noncorporate entities or to Shareholder-Employees of subchapter S corporations. If Plan loans are permitted, a Trustee in addition to The First National Bank of Boston must be appointed in section XVB.

B. Insurance (choose 1 or 2) (Plan ARTICLE 14):

1. [ ] The Plan permits Participants to designate a portion of their Account to purchase life insurance contracts.

Note: If life insurance is permitted, a trustee in addition to The First National Bank of Boston must be appointed in section XVB. The percentage of the Employer Contributions which may be applied to purchase life insurance contracts shall be equal to ______%.

- or -

2. [ ] The Plan does not permit Participants to designate a portion of their Account to purchase life insurance contracts.

Note: Section 14.5 of the Plan provides certain limits on the amount of Employer Contributions that can be applied to purchase life insurance contracts.

IX. Vesting

An employer may select any of the schedules outlined in this section. Choose the vesting schedule you desire. Employee contributions are not subject to a vesting schedule and are 100% non-forfeitable when made. Employer Contributions will become vested if the Participant terminates employment for any reasons other than retirement, death, or disability pursuant to the following schedule (choose A, B, C, or D) (Plan section 8.3):

A. [ ]   Years of Service         Vested Percentage
         1 year                     0%
         2 years                   20%
         3 years                   40%
         4 years                   60%
         5 years                   80%
         6 or more years          100%

B. [ ] 100% vesting immediately after satisfaction of the eligibility requirements. Note: If a service requirement greater than one year is chosen for eligibility in section IIIA1 of this Adoption Agreement, vesting schedule B must be chosen.

C. [ ] 100% vesting after ____ years of service (not to exceed three).

D. [ ]   Years of Service        Vested Percentage
         1 year                  ____%
         2 years                 ____% (not less than 20)
         3 years                 ____% (not less than 40)
         4 years                 ____% (not less than 60)
         5 years                 ____% (not less than 80)
         6 or more years         ____% (not less than 100)

X. Investment Choices

The plan permits either 100% of the Plan's assets to be selected from shares of Colonial Mutual Funds, or at least 50% to be selected from shares of Colonial Mutual Funds, with the remainder being in such investments as may be acceptable within the discretion of the Trustee. If you desire to invest plan assets only in Colonial Mutual Funds, check "A." If you select "B," other investments not offered by Colonial, at least 50% of plan assets must be invested in Colonial Mutual Funds. The Trustee designated in section XVB, will be the trustee for any non-Colonial assets.

A. [ ] Investment of Trust assets may be selected only from shares or other investments offered by the Sponsor.

B. [ ] 50% of the Trust assets must be invested in Shares or other investments offered by the Sponsor with the remainder in such other investments as may be acceptable within the discretion of the Trustee.

Note: If "B" above is selected, a Trustee in addition to The First National Bank of Boston must be appointed in section XVB. The Sponsor may impose additional limitations relating to the type of permissible investments in the Trust (Plan section 7.3).

XI. Investment Authority

Contributions to the Plan shall be invested by the Trustee in accordance with instructions of the Employer or Plan Administrator except that (choose A or B) (Plan section 7.2):

A. [ ] No exceptions; the Employer or Plan Administrator shall make all investment selections.

- or -

B. [ ] Each Participant may, n shall direct that:

1. [ ] Amounts voluntarily contributed by such Participant pursuant to section
4.3 of the Plan, rollover contributions pursuant to section 4.4 of the Plan, and direct transfers pursuant to section 4.5 of the Plan, if any,

- and/or -

2. [ ] Employer Contributions on the Participant's behalf shall be invested in specified investments offered by the Sponsor. Participants may make or change such directions by giving written notice to the Plan Administrator. Reasonable restrictions may be imposed on this privilege by the Plan Administrator or the Sponsor for purposes of administrative convenience.

XII. Top-Heavy Provisions

Participants who are eligible to receive the minimum allocation provided by section 5.2 of the Plan shall receive a minimum contribution under this Plan equal to 3% of Compensation, or if lesser, the largest percentage of Compensation allocated on behalf of any Key Employee for the Plan Year under this Plan and paired defined contribution plan #001.

Note: If the Participant also participates in paired defined contribution plan #001 (the profit sharing plan), the required minimum contribution must be made under this Plan, even if the integrated plan combination formula is selected.

XIII. Allocation Limitations

Complete this section only if you maintain or ever maintained another qualified plan (other than paired plan #001) in which any participant in this plan is (or was) a participant or could become a participant. This section must also be completed if the employer maintains a welfare benefit fund, as defined in
Section 419(e) of the Code, or an individual medical account, as defined in
Section 415(l)(2) of the Code, under which amounts are treated as annual additions with respect to any participant in this plan.

A. If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan (choose either 1 or 2) (Plan section 6.3):

1. [ ] The provisions of section 6.2 will apply as if the other plan were a master or prototype plan.

- or -

2. [ ] (On an attachment, provide the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion.)

B. If the Participant is or has ever been a participant in a defined benefit plan maintained by the Employer attach an explanation of the method under which the plan involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

XIV. Administration

The plan administrator will automatically be the employer, unless otherwise indicated in this section. Also list all named fiduciaries in this section.

A. The Plan Administrator of the Plan will be (choose 1, 2, or 3) (Plan sections
2.30 and 15.4):

1. [ ] The Employer

-or-

2. [ ] An individual Plan Administrator designated by the Employer

Name

Address

City      State   Zip

-or-

3. [ ] A committee of two or more Employees designated by the Employer:

Name & Title

Signature

Name & Title

Signature

Name & Title

Signature

Note: If no Plan Administrator has been designated or serving at any time, the Employer will be deemed the Plan Administrator (Plan section 15.4).

B. The Plan Administrator (including all members of a committee, if a committee is named) is a Named Fiduciary for the Plan. If other persons are also to be Named Fiduciaries, their names and addresses are:

Name

Address

City      State   Zip

Name

Address

City      State   Zip

Name

Address

City      State   Zip

C. The Named Fiduciaries have all of the powers set forth in the Plan. If any powers or duties are to be allocated among them, or delegated to third parties, indicate below what the powers or duties are and to whom they are to be delegated (Plan section 15.3):

XV. The Trustee

The First National Bank of Boston has been appointed as Trustee for all Colonial Mutual Funds held in Trust under this Plan.

A. The Employer hereby appoints the Sponsor's designated Trustee to serve as
Trustee:

The First National Bank of Boston, 100 Federal Street, P.O. Box 1722, Boston, MA 02110. This plan shall be deemed to have been accepted by the Trustee, The First National Bank of Boston, upon receipt by its agent, Colonial Investors Service Center, Inc., of all necessary documents and forms, properly completed. Note: If you select optional features which permit loans or the purchase of life insurance (Article VIII) or if your choice of investments includes investments other than those offered by the Sponsor (Article X), then, in addition to the Trustee appointed in paragraph A you must appoint another Trustee in Section XVB. The First National Bank of Boston will only serve as Trustee of Colonial Mutual Funds.

B. The Employer hereby appoints the following to serve as Trustee (Plan section 2.39):

Name

Address

City      State   Zip

Dated

Signature of Trustee

XVI. Employer Signature

Please read the employer acknowledgment, and execute this section. Employer must execute and date the Adoption Agreement. If the employer is a corporation, the individual must be a corporate officer who is duly authorized, pursuant to a corporate resolution, to act on behalf of the corporation. Any affiliated employers also should execute the Adoption Agreement.

The Employer acknowledges receipt of the current prospectus of the investment companies designated by the Employer for its initial investments under the Plan and represents that it has delivered a copy thereof to each Participant in the Plan, and that it will deliver to each Participant making contributions and each new Participant, a copy of the then current prospectus of such investment companies. The Employer further represents that the information in this Adoption Agreement shall become effective only when approved and countersigned by the Trustee. The right to reject this Adoption Agreement for any reason is reserved.

This Adoption Agreement must be used only in conjunction with basic plan document #01.

Note: An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in section 419A(d)(3) of the Code, or an individual medical account as defined in section 415(l)(2) of the Code), in addition to this Plan (other than paired plan #001), may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that the plans are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

The Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Code unless the terms of the Plan, as herein adopted or amended, that pertain to the requirements of sections 401(a)(4), 401(a)(17), 401(1), 401(a)(5), 410(b), and 414(s) of the Code, as amended by the Tax Reform Act of 1986 or later laws, (a) are made effective retroactively to the first day of the first Plan Year beginning after December 31, 1988 (or such other date on which these requirements first become effective with respect to this Plan); or
(b) are made effective no later than the first day on which the Employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the Plan constitute such an interpretation. This Adoption Agreement consists of 4 pages.

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed by its authorized officers this ________ day of ------------------.

Name of Employer

By: X

Name & Title

Date

[Colonial Flag Logo]

Plan Form

Colonial

Retirement Plan

Section I: Employer Information (Please Print)


Name of Employer                           EIN#/Plan Tax Identification Number

Address

City                                                 State    Zip

Name of Plan      Plan Year End

Section II: Plan Report/Software Request

A. Plan Reports: This section has been pre-checked to provide basic reports for your plan. Please make any changes you desire.

If you indicate below, an additional copy of the Participant Statement will be mailed as part of the Consolidated Plan Reports.*

Name of Report      Prepared (Check One)

                            Immediately    Monthly    Quarterly      Do Not Want

List Bill                  [checkmark]

Consolidated Plan Reports                            [checkmark]

Participant Statements                               [checkmark]
(automatically mailed to
address of record)

Send an additional copy of all plan reports to my plan administrator below:

Name of Administrator                                         Telephone

Address

City                                                 State   Zip

[ ] *Please send an additional Participant Statement to each participant at the address of record as provided on the Participant Enrollment Form.

B. Plan Software: Complete the software section based upon your plan needs:

                                                                        Do Not
Software            Version            Disk Size                         Want

5500 Reporting
 Diskette           [ ] DOS          [ ] 3-1/2" Disk [ ]  5-1/4" Disk
                    [ ] Windows
Plan Manager
Diskette*           [ ] Windows      [ ] only 3-1/2" Disk

Plan Software is to be sent to: [ ] the Employer OR [ ] to the administrator indicated above

The reverse of this form provides a review of the reports and software available.

Section III: Fund Selection

The following Colonial Mutual Funds are to be used as funding choices for my company's Money Purchase Pension and/or Profit Sharing plan. Additional funds may be listed on an attachment to this form. Purchases or exchanges into other Colonial funds will not be permitted without my written authorization or authorized telephone transaction instructions.

1.                   3.                5.
2.                   4.                6.

All of the above fund purchases are to be made using n Class A shares n Class B shares n Class D shares. If no selection is specified, the money will be invested in Class A shares. Section IV: Signature


Employer Signature         Date

Section V: Financial Service Firm (FSF)

FSF Name                               Branch Office Location     Telephone

Main Office Address                                       City      State   Zip

Representative's Last Name Signature


Computer Specifications for use of Plan Software

To take advantage of the software diskettes, you must have computer capability as described below.

5500 EZ or 5500-C/R

This software assists in the preparation of the annual IRS form 5500 filing. A supplemental data diskette accompanies the program so that certain fields on the form are pre-filled. Simply verify this data and complete the form to easily file your 5500 form each year.

IRS Form 5500 -- Windows Version
-- IBM PC or compatible with 386, 486, or higher processor
-- Microsoft Windows version 3.1 installed
-- EGA, VGA, or higher video card
-- Minimum of 7 MB of free disk space
-- HP Laserjet Plus or compatible (proof mode), or any other Window's-supported printer (draft mode)

IRS Form 5500 -- DOS Version
-- IBM PC or compatible with XT286 or higher processor
-- DOS 3.0 or higher
-- Minimum of 400K RAM (after DOS)
-- Minimum of 3 MB of free disk space
-- HP Laserjet II or compatible

Plan Manager Software -- Windows Only*

This software assists in the transmission of plan contributions via diskette or modem communications. Allocations to participant accounts is simplified through "automation". When contributions are transmitted/submitted, you may make changes to participant or beneficiary data to more effectively manage your plan.

*Available in 1996. If software is not used, manual processing will result in additional fees..

Plan Report/Software Available to Adopting Employers All plan reports will be provided to the employer, unless otherwise indicated in Section II.

-- List Bill -- A document that lists the name and Colonial account number(s) of each plan participant. The employer may use the list bill as a transmittal document for plan contributions made after the plan is initially funded, noting on it any changes for action by Colonial Investors Service Center, Inc. The List Bill can be produced automatically following plan contributions.

--Consolidated Plan Reports -- Colonial will provide both a Consolidated Participant Statement which summarizes transactions for each individual participant, as well as a Consolidated Fund Summary that summarizes plan contributions, redemptions, dividend/capital gains distributions, and current values for all plan accounts for a specific time period. These reports will be produced quarterly unless otherwise indicated.

-- Participant Statements -- A consolidated statement of transactions for each participant. These statements will be produced quarterly and are part of the Consolidated Plan Reports. By checking the appropriate box in Section II A, an additional copy of the Participant Statements will be mailed to each participant's address of record, quarterly.

-- Transaction Confirmation -- A statement confirming the most recent transaction in any or all plan accounts. This statement is provided automatically by Colonial as required by law.

Reports will be sent to the employer address entered in Section I unless otherwise indicated in Section II.

Return this form to:       Colonial Investors Service Center, Inc.
                           Attn: Retirement Plan Services
                           One Financial Center
                           Boston, MA 02111

[Colonial Flag Logo]

Participant Enrollment Form
Colonial
Retirement Plans
Plan Name          Type of Plan     [ ]  Money Purchase Pension
                      [ ]  Profit Sharing Plan
Section I: Employee Information (Please Print)

Name

Address

City      State    Zip

Date of Birth      Date of Hire      Social Security #

Location

Section II: Investment Election

Indicate how you want your contribution allocated. Your total must equal 100%. For information on the investments, please refer to the specific Fund prospectus(es).

Fund Name(s)               %
1.
2.
3.
4.
5.
                      Total = 100%

Section III: Signature

X

Employee Signature                          Date

I have carefully read the prospectus(es) of the Fund(s) listed above, which contain(s) more complete information, including fees, risks, and expenses.

Section IV: Employer Certification

Name of Employer
X

Employee Signature                          Date

Each employer should photocopy this form for completion by participants. For larger cases, please call Colonial's Literature Department at 1-800-248-2828 to order additional copies of this form.

[Colonial Flag Logo]

Beneficiary Designation Form
Colonial
Retirement Plans

Employer/Plan Name

Participant Name  Social Security Number    -        -

Type of Plan:     [ ]       Money Purchase Pension        [ ]        Combination

Money Purchase Pension and Profit Sharing

(Check appropriate box)    [ ]       Profit Sharing

Notice of Preretirement Death Benefit

[ ] I am not married and I understand that if I die before my benefits under the above Plan begin, my benefits will be paid to my estate UNLESS I designate a beneficiary. If I want someone other than my estate to receive these preretirement death benefits, I will designate this beneficiary below.

Complete for Money Purchase Pension Plan OR Combination Money Purchase Pension and Profit Sharing Plan

[ ] I am married and I understand that if I die before my benefits under the Plan begin, my benefits will be paid to my surviving spouse in the form of an annuitized distribution, UNLESS I designate another beneficiary and my spouse consents to this in writing. If I want someone other than my spouse to receive these preretirement death benefits, I will designate this beneficiary below and my spouse will consent to this in the Spousal Consent section of this form. I also understand that if I am under 35 this beneficiary designation will be effective only until the first day of the Plan Year in which I turn 35, and at that time the qualified preretirement survivor annuity coverage payable to my spouse will automatically be reinstated unless I again designate another beneficiary and my spouse consents to this in writing.

Complete for Profit Sharing Plan

[ ] I am married and I understand that if I die before my benefits under the above plan begin, my benefits will be paid to my surviving spouse, UNLESS I designate another beneficiary and my spouse consents to this in writing. If I want someone other than my spouse to receive these preretirement death benefits, I will designate this beneficiary below and my spouse will consent to this in the Spousal Consent section of this form.

Beneficiary Designation

Instead of my estate, if unmarried, or my spouse, if married, I designate the following beneficiaries to receive the preretirement death benefits under my Plan. This election shall revoke any previous elections made by me. In the event of my death, pay any benefits I may have under said Plan in equal portions, unless otherwise indicated, to the following Primary Beneficiary(ies):

Name     Relationship      %        Date of Birth    Social Security Number

If none of the above-named Primary Beneficiaries survives me, pay any benefits I may have under the Plan in equal portions, unless otherwise indicated, to the following alternative Beneficiary(ies) or the survivor(s) thereof:

Name     Relationship      %        Date of Birth    Social Security Number

I understand that the beneficiaries named herein may be changed or revoked at any time by filing a new beneficiary form and, if I am married, a new spousal consent, and that this designation is effective only with my current spouse who has signed below.

X
Signature of Participant   Date     Print Name of Participant

Spousal Consent

I have read the Notice of Preretirement Death Benefit and Beneficiary Designation and consent to their terms. I acknowledge and understand that if my spouse is a participant in a Colonial Money Purchase Pension Plan or Combination Money Purchase Pension and Profit Sharing Plan, I am waiving my right to have my spouse's Vested Account Balance under the Plan paid to me in an annuitized distribution for my life. I further understand that this consent is irrevocable unless my spouse revokes the Beneficiary Designation.

X
Signature of Spouse        Date     Print Name of Spouse

X
Signature of Witness       Date     Print Title of Witness
                                    (Notary Public or Plan Administrator)

Notary Seal (If Applicable)                                 Commission Expires


How to Transfer Your

Qualified Retirement Plan to Colonial

It's easy to transfer your Qualified Retirement Plan; and as long as the transfer is made directly from one trustee to another, there is no change in the tax status of your plan assets.

Step 1

If you are transferring your Retirement Plan assets to a new Colonial Qualified Plan, follow the guidelines for adopting the new Colonial Qualified Plan. Complete the Asset Transfer Form, appropriate Adoption Agreement, and related forms.

Step 2

If you are transferring your Plan assets to an existing Colonial Qualified Plan, it will not be necessary to complete a new Adoption Agreement. Complete the Asset Transfer Form indicating the existing account number(s) to which the transfer of assets is to be made.

Step 3

If you are transferring your Plan assets to an existing plan, but wish these transferred assets to be deposited into a new account, complete the Asset Transfer Form as well as the Participant Investment Form.

Check to see if your resigning trustee or custodian requires your signature to be guaranteed.

Step 4

Send the Asset Transfer Form as well as the completed Colonial Adoption Agreement if establishing a new Colonial Qualified Plan to Colonial at the address below. If you have any questions on this transfer form, please call 800-799-PLAN.

Mail To:

Colonial Investors Service Center, Inc., Attn: Retirement Plan Services, P.O. Box 1722, Boston, MA 02105-1722

Upon receiving the completed Adoption Agreement and a copy of the transfer letter to the original trustee, Colonial Investors Service Center, Inc., as Agent will promptly send a letter to the original trustee indicating the willingness of The First National Bank of Boston to accept the assets and to serve as successor plan trustee.

[Colonial Flag Logo]

Asset Transfer Form
Colonial
Retirement Plans

Name and Address of Employer/Plan

Name                                        EIN#/Plan Tax Identification Number

Business Address                     Telephone

City                                                 State    Zip

Instructions to Present Trustee

Name

Address                                              Telephone

City                                                 State    Zip

Present Accounts #s

I request that the above-named Trustee of my present qualified retirement plan transfer the assets of my retirement plan as indicated below to the First National Bank of Boston, Trustee for my Colonial Qualified Plan:

[ ] Please transfer all of my present retirement plan assets and resign as Trustee.

or

[ ] Please transfer $_________ or _______% of my present retirement plan assets and retain the balance.

Other instructions (e.g., make transfer upon maturity date of ____/____/____):

Assets will be invested based on current allocation information on file. If pooled money, a separate accounting detailing the breakdown for each participant should accompany the check. Total $

Employer Signature

Employer Signature                                            Date

Financial Service Firm (FSF)
FSF Name                   Branch Office Location
Main Office Address                 Telephone Number (______)
City              Branch No.                Rep No.
State             Zip                       Rep's Last Name
Authorized Signature

Send completed application and check made payable to The First National Bank of Boston, Trustee, to:
Colonial Investors Service Center, Inc.
Attn: Retirement Plan Services
P.O. Box 1722 Boston, MA 02105-1722

Acceptance by New Trustee

The First National Bank of Boston accepts the appointment as successor trustee of the Employer's Colonial Qualified Plan account(s) listed above and requests the liquidation and transfer of assets as indicated above.

This plan shall be deemed to have been accepted by the Trustee, The First National Bank of Boston, upon receipt by its Agent, Colonial Investors Service Center, Inc., of all necessary forms, properly completed.

Notes

Colonial Money Purchase Pension Plan
Colonial Profit Sharing Plan

[checkmark] IRS-Approved Plans with Flexible Design Features and Options [checkmark] Low Plan Cost and Investment Minimums
[checkmark] Free Computer Software for 5500 Report Preparation
[checkmark] Telephone Exchange Privileges
[checkmark] Convenient Account Services
[checkmark] Experienced Professional Management
[checkmark] Wide Selection of Funds

Colonial Investment Services, Inc. copyright 1995
One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

MP-032B-0995